Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
Second Quarter - 2009

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data - Second Quarter	1
Selected Financial Data - Year-to-date	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Second Quarter	5
Consolidated Statements of Operations - Year-to-date	6
Consolidated Balance Sheets	7
Assets and Liabilities of Discontinued Operations; Selected Balance Sheet Items - Fronting Arrangements;
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group	8
Invested Assets and Net Investment Income; Debt	9

Segment Information:
Statements of Operations - Consolidating - Year-to-date	11 - 12
Statements of Operations - Consolidating - Second Quarter	13 - 14
Statements of Operations - PMA Insurance Group	15
Insurance Ratios - PMA Insurance Group	16
Components of Direct Premiums Written - PMA Insurance Group	17
Statements of Operations - Fee-based Business	18
Statements of Operations - Corporate & Other	19
Statements of Operations - Discontinued Operations	20

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	21
Operating Cash Flows - PMA Insurance Group	22
Operating Cash Flows - Fee-based Business	23

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	24

Other Information:
Industry Ratings and Market Information	25

Legend:
NM - Not Meaningful

Operating income, which we define as GAAP net income (loss) excluding net realized investment gains and losses and the results from discontinued operations, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our businesses.  Net realized investment activity is excluded because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments.  Operating income does not replace net income (loss) as the GAAP measure of our consolidated results of operations.  See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	2nd	3rd	4th	1st	2nd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	2nd
	2008	2008	2008	2009	2009	Quarter

Direct Premiums Written	$99,092	$148,193	$129,713	$161,965	$108,994	10.0%

Net Premiums Written	$79,146	$123,995	$97,313	$117,978	$80,302	1.5%

Revenues:
Net premiums earned	$102,920	$97,974	$103,727	$104,930	$106,949	3.9%
Claims service revenues	12,937	15,696	16,785	15,684	16,835	30.1%
Commission income	2,631	2,637	2,835	3,463	2,117	-19.5%
Net investment income	9,040	8,870	8,724	8,457	9,561	5.8%
Net realized investment gains (losses)	(572)	(7,929)	259	749	(472)	17.5%
Other revenues	2,214	125	356	176	190	-91.4%
Total revenues	$129,170	$117,373	$132,686	$133,459	$135,180	4.7%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$11,341	$13,325	$8,428	$15,187	$9,965	-12.1%
Fee-based Business	1,201	1,929	1,889	2,013	1,525	27.0%
Corporate & Other	(5,424)	(5,319)	(4,897)	(5,000)	(5,167)	4.7%
Pre-tax operating income	7,118	9,935	5,420	12,200	6,323	-11.2%
Income tax expense	2,535	3,530	1,854	4,384	2,249	-11.3%
After-tax operating income	4,583	6,405	3,566	7,816	4,074	-11.1%
Net realized investment gains (losses) after tax	(372)	(5,154)	168	487	(307)	17.5%
Income from continuing operations	4,211	1,251	3,734	8,303	3,767	-10.5%
Loss from discontinued operations after tax	(188)	(2,310)	(7,840)	(86)	(1,165)	NM
Net income (loss)	$4,023	$(1,059)	$(4,106)	$8,217	$2,602	-35.3%

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.14	$0.20	$0.11	$0.24	$0.13	-7.1%
Realized gains (losses) after tax	(0.01)	(0.16)	0.01	0.02	(0.01)	0.0%
Income from continuing operations	0.13	0.04	0.12	0.26	0.12	-7.7%
Loss from discontinued operations after tax	-	(0.07)	(0.25)	-	(0.04)	NM
Net income (loss)	$0.13	$(0.03)	$(0.13)	$0.26	$0.08	-38.5%

Capitalization:
Debt	$129,790	$129,380	$129,380	$129,380	$129,380	-0.3%
Shareholders' equity excluding FAS 115 unrealized loss	387,761	380,107	365,547	374,007	377,505	-2.6%
Total capitalization excluding FAS 115 unrealized loss	517,551	509,487	494,927	503,387	506,885	-2.1%
FAS 115 unrealized loss	(7,166)	(22,113)	(20,891)	(22,737)	(8,507)	-18.7%
Total capitalization including FAS 115 unrealized loss	$510,385	$487,374	$474,036	$480,650	$498,378	-2.4%

Book Value Per Share:
Excluding FAS 115 unrealized loss	$12.14	$11.89	$11.44	$11.61	$11.71	-3.5%
Including FAS 115 unrealized loss	$11.92	$11.20	$10.78	$10.91	$11.45	-3.9%

Debt to Total Capital:
Excluding FAS 115 unrealized loss	25.1%	25.4%	26.1%	25.7%	25.5%	1.6%
Including FAS 115 unrealized loss	25.4%	26.5%	27.3%	26.9%	26.0%	2.4%

Interest Coverage:
Income from continuing operations before interest
and income taxes to interest expense	3.44	1.73	3.12	6.17	3.36	-2.3%

Operating income from continuing operations before
interest and income taxes to interest expense	3.65	4.63	3.03	5.87	3.55	-2.7%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Six	Six	% Change
	Months	Months	Six
	2009	2008	Months

Direct Premiums Written	$270,959	$239,523	13.1%

Net Premiums Written	$198,280	$192,929	2.8%

Revenues:
Net premiums earned	$211,879	$188,516	12.4%
Claims service revenues	32,519	24,889	30.7%
Commission income	5,580	6,912	-19.3%
Net investment income	18,018	18,475	-2.5%
Net realized investment gains	277	2,946	-90.6%
Other revenues	366	2,360	-84.5%
Total revenues	$268,639	$244,098	10.1%

Major Components of Net Income:
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$25,152	$24,960	0.8%
Fee-based Business	3,538	3,387	4.5%
Corporate & Other	(10,167)	(10,435)	2.6%
Pre-tax operating income	18,523	17,912	3.4%
Income tax expense	6,633	6,346	4.5%
After-tax operating income	11,890	11,566	2.8%
Net realized investment gains after tax	180	1,915	-90.6%
Income from continuing operations	12,070	13,481	-10.5%
Loss from discontinued operations after tax	(1,251)	(2,627)	52.4%
Net income	$10,819	$10,854	-0.3%

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.37	$0.36	2.8%
Realized gains after tax	0.01	0.06	-83.3%
Income from continuing operations	0.38	0.42	-9.5%
Loss from discontinued operations after tax	(0.04)	(0.08)	50.0%
Net income	$0.34	$0.34	0.0%

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2008	2009	2009	2009	2008

Diluted Earnings (Loss) Per Share:

Pre-tax operating income	$0.22	$0.31	$0.17	$0.38	$0.20	$0.58	$0.56

After-tax operating income	$0.14	$0.20	$0.11	$0.24	$0.13	$0.37	$0.36

Income from continuing operations	$0.13	$0.04	$0.12	$0.26	$0.12	$0.38	$0.42

Loss from discontinued operations after tax	-	(0.07)	(0.25)	-	(0.04)	(0.04)	(0.08)

Net income (loss)	$0.13	$(0.03)	$(0.13)	$0.26	$0.08	$0.34	$0.34

Diluted weighted average common
shares outstanding	32,132,576	32,200,554	31,968,555	32,020,346	32,231,391	32,126,451	32,051,518

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,940,651	31,965,806	31,965,806	32,211,133	32,238,944	32,238,944	31,940,651

Class A Common Stock prices:
High	$10.23	$12.00	$9.47	$7.20	$5.35	$7.20	$10.23
Low	$8.24	$8.00	$3.46	$3.50	$3.70	$3.50	$7.45
Close	$9.21	$8.82	$7.08	$4.17	$4.55	$4.55	$9.21

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PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	2nd
	2008	2008	2008	2009	2009	Quarter

Gross Premiums Written	$101,659	$151,498	$132,217	$164,070	$113,424	11.6%

Net Premiums Written	$79,146	$123,995	$97,313	$117,978	$80,302	1.5%

Revenues:
Net premiums earned	$102,920	$97,974	$103,727	$104,930	$106,949	3.9%
Claims service revenues	12,937	15,696	16,785	15,684	16,835	30.1%
Commission income	2,631	2,637	2,835	3,463	2,117	-19.5%
Net investment income	9,040	8,870	8,724	8,457	9,561	5.8%
Net realized investment gains (losses)	(572)	(7,929)	259	749	(472)	17.5%
Other revenues	2,214	125	356	176	190	-91.4%
Total revenues	129,170	117,373	132,686	133,459	135,180	4.7%

Expenses:
Losses and loss adjustment expenses	71,572	68,660	70,671	75,775	73,494	2.7%
Acquisition expenses	19,524	15,898	16,521	17,198	19,508	-0.1%
Operating expenses	27,347	26,906	34,379	24,385	31,540	15.3%
Dividends to policyholders	1,493	1,169	2,762	646	2,311	54.8%
Interest expense	2,688	2,734	2,674	2,506	2,476	-7.9%
Total losses and expenses	122,624	115,367	127,007	120,510	129,329	5.5%

Pre-tax income	6,546	2,006	5,679	12,949	5,851	-10.6%

Income tax expense (benefit):
Current	151	765	(211)	244	265	75.5%
Deferred	2,184	(10)	2,156	4,402	1,819	-16.7%

Total income tax expense	2,335	755	1,945	4,646	2,084	-10.7%

Income from continuing operations	4,211	1,251	3,734	8,303	3,767	-10.5%

Loss from discontinued operations after tax	(188)	(2,310)	(7,840)	(86)	(1,165)	NM

Net income (loss)	$4,023	$(1,059)	$(4,106)	$8,217	$2,602	-35.3%

Pre-tax operating income from continuing operations	$7,118	$9,935	$5,420	$12,200	$6,323	-11.2%

After-tax operating income from continuing operations	$4,583	$6,405	$3,566	$7,816	$4,074	-11.1%

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	Six	Six	% Change
	Months	Months	Six
	2009	2008	Months

Gross Premiums Written	$277,494	$245,200	13.2%

Net Premiums Written	$198,280	$192,929	2.8%

Revenues:
Net premiums earned	$211,879	$188,516	12.4%
Claims service revenues	32,519	24,889	30.7%
Commission income	5,580	6,912	-19.3%
Net investment income	18,018	18,475	-2.5%
Net realized investment gains	277	2,946	-90.6%
Other revenues	366	2,360	-84.5%
Total revenues	268,639	244,098	10.1%

Expenses:
Losses and loss adjustment expenses	149,269	131,494	13.5%
Acquisition expenses	36,706	34,216	7.3%
Operating expenses	55,925	49,680	12.6%
Dividends to policyholders	2,957	2,375	24.5%
Interest expense	4,982	5,475	-9.0%
Total losses and expenses	249,839	223,240	11.9%

Pre-tax income	18,800	20,858	-9.9%

Income tax expense:
Current	509	151	NM
Deferred	6,221	7,226	-13.9%

Total income tax expense	6,730	7,377	-8.8%

Income from continuing operations	12,070	13,481	-10.5%

Loss from discontinued operations after tax	(1,251)	(2,627)	52.4%

Net income	$10,819	$10,854	-0.3%

Pre-tax operating income from continuing operations	$18,523	$17,912	3.4%

After-tax operating income from continuing operations	$11,890	$11,566	2.8%

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2009	2009

Assets:
Investments in fixed maturities available for sale	$730,466	$701,738	$719,048	$714,202	$737,606
Short-term investments	60,891	89,766	45,066	58,273	38,103
Other investments	8,009	8,247	8,127	13,832	21,073
Total investments	799,366	799,751	772,241	786,307	796,782

Cash	10,557	12,502	10,501	11,767	10,163
Accrued investment income	5,762	6,104	6,513	6,500	7,221
Premiums receivable	215,030	226,709	235,893	257,380	236,663
Reinsurance receivables	817,182	824,512	826,126	830,962	855,161
Prepaid reinsurance premiums	21,414	23,051	29,579	41,314	37,271
Deferred income taxes, net	117,983	131,132	138,514	135,496	126,397
Deferred acquisition costs	38,739	43,317	40,938	44,857	39,364
Funds held by reinsureds	46,980	49,292	51,754	54,166	54,312
Intangible assets	30,013	30,518	30,348	29,668	30,165
Other assets	116,418	142,672	116,646	119,361	123,460
Assets of discontinued operations	317,189	309,607	243,663	235,265	208,272
Total assets	$2,536,633	$2,599,167	$2,502,716	$2,553,043	$2,525,231

Liabilities:
Unpaid losses and loss adjustment expenses	$1,240,224	$1,247,069	$1,242,258	$1,256,435	$1,271,089
Unearned premiums	219,643	247,302	247,415	272,200	241,508
Debt	129,790	129,380	129,380	129,380	129,380
Accounts payable, accrued expenses
and other liabilities	193,342	247,196	216,266	219,189	222,359
Reinsurance funds held and balances payable	31,947	34,185	44,177	59,074	53,327
Dividends to policyholders	5,459	5,150	6,862	7,224	6,022
Liabilities of discontinued operations	335,633	330,891	271,702	258,271	232,548
Total liabilities	2,156,038	2,241,173	2,158,060	2,201,773	2,156,233

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	111,754	112,427	112,921	111,953	112,264
Retained earnings	145,638	144,286	140,184	143,291	145,500
Accumulated other comprehensive loss	(17,743)	(40,149)	(49,876)	(51,497)	(36,814)
Treasury stock, at cost	(30,144)	(29,660)	(29,663)	(23,567)	(23,042)
Total shareholders' equity	380,595	357,994	344,656	351,270	368,998
Total liabilities and shareholders' equity	$2,536,633	$2,599,167	$2,502,716	$2,553,043	$2,525,231

PMA Capital Corporation
Assets and Liabilities of Discontinued Operations
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2009	2009

Assets
Investments	$172,732	$160,240	$146,033	$137,317	$110,736
Cash	726	692	1,371	85	1,271
Reinsurance receivables	136,212	134,133	94,956	93,120	89,361
Other assets	7,519	14,542	1,303	4,743	6,904
Assets of discontinued operations	$317,189	$309,607	$243,663	$235,265	$208,272

Liabilities
Unpaid losses and loss adjustment expenses	$289,190	$281,386	$247,442	$235,568	$206,743
Other liabilities	46,443	49,505	24,260	22,703	25,805
Liabilities of discontinued operations	$335,633	$330,891	$271,702	$258,271	$232,548

PMA Capital Corporation
Selected Balance Sheet Items - Fronting Arrangements
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2009	2009

Assets
Premiums receivable	$11,145	$8,087	$25,796	$38,833	$36,670
Reinsurance receivables	42,691	44,668	47,280	50,175	53,675
Prepaid reinsurance premiums	8,513	5,020	16,048	24,884	23,072
Deferred acquisition costs	61	79	748	1,269	1,081
Other assets	6,234	6,315	6,723	6,818	7,269

Liabilities
Unpaid losses and loss adjustment expenses	$44,078	$46,301	$49,494	$53,087	$57,367
Unearned premiums	9,555	5,845	19,667	29,430	26,866
Reinsurance funds held and balances payable	8,047	6,126	20,965	31,237	26,951
Other liabilities	8,586	7,459	10,116	11,392	12,081

PMA Capital Corporation
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2009	2009

Balance Sheet
Balance, beginning of period	$42,547	$38,739	$43,317	$40,938	$44,857

Policy acquisition costs deferred	15,729	20,501	14,170	21,136	14,036
Amortization of policy acquisition costs	(19,537)	(15,923)	(16,549)	(17,217)	(19,529)
Net change	(3,808)	4,578	(2,379)	3,919	(5,493)

Balance, end of period	$38,739	$43,317	$40,938	$44,857	$39,364

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2008	2009	2009	2009	2008

Total Investments & Cash
As reported	$809,923	$812,253	$782,742	$798,074	$806,945	$806,945	$809,923
Less:
Unrealized loss on fixed maturities available for sale	(10,663)	(33,148)	(30,758)	(33,799)	(13,563)	(13,563)	(10,663)
Unrealized gain (loss) on other investments	(362)	(872)	(1,382)	(1,181)	475	475	(362)
Total adjusted investments & cash	$820,948	$846,273	$814,882	$833,054	$820,033	$820,033	$820,948

Net Investment Income
As reported	$9,040	$8,870	$8,724	$8,457	$9,561	$18,018	$18,475
Less:
Interest on funds held	(558)	(616)	(479)	(288)	(511)	(799)	(1,064)
Total adjusted investment income	$9,598	$9,486	$9,203	$8,745	$10,072	$18,817	$19,539

Yield
As reported	4.43%	4.37%	4.38%	4.28%	4.77%	4.53%	4.50%
Investment portfolio	4.69%	4.55%	4.43%	4.25%	4.87%	4.57%	4.76%

Duration (in years)	3.8	3.6	3.2	3.5	4.3	4.3	3.8

PMA Capital Corporation
Debt (Dollar Amounts in Thousands)

		Amount Outstanding	Maturity
	Junior subordinated debt 1	$64,435	2033 - 2037
	8.50% senior notes	54,900	2018
	Surplus notes 2	10,000	2035
	4.25% convertible debt	45	2022	3
	Total long-term debt	$129,380

1	Weighted average interest rate on junior subordinated debt is 4.64% as of June 30, 2009.
2	Interest rate on surplus notes is 5.52% as of June 30, 2009.
3
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

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PMA Capital Corporation
Statements of Operations - Consolidating
Six Months Ended June 30, 2009
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$277,784	$-	$(290)	$277,494

Net Premiums Written	$198,570	$-	$(290)	$198,280

Revenues:
Net premiums earned	$212,169	$-	$(290)	$211,879
Claims service revenues	-	33,117	(598)	32,519
Commission income	-	5,607	(27)	5,580
Net investment income	17,968	187	(137)	18,018
Other revenues	-	337	29	366
Total operating revenues	230,137	39,248	(1,023)	268,362

Losses and Expenses:
Losses and loss adjustment expenses	149,269	-	-	149,269
Acquisition expenses	36,746	-	(40)	36,706
Operating expenses	15,710	35,710	4,505	55,925
Dividends to policyholders	2,957	-	-	2,957
Total losses and expenses	204,682	35,710	4,465	244,857

Operating income (loss) before income taxes
and interest expense	25,455	3,538	(5,488)	23,505

Interest expense	303	-	4,679	4,982

Pre-tax operating income (loss)	$25,152	$3,538	$(10,167)	18,523

Net realized investment gains				277

Pre-tax income				$18,800

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Six Months Ended June 30, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$245,449	$-	$(249)	$245,200

Net Premiums Written	$193,178	$-	$(249)	$192,929

Revenues:
Net premiums earned	$188,765	$-	$(249)	$188,516
Claims service revenues	-	25,321	(432)	24,889
Commission income	-	6,925	(13)	6,912
Net investment income	18,042	279	154	18,475
Other revenues	2,120	184	56	2,360
Total operating revenues	208,927	32,709	(484)	241,152

Losses and Expenses:
Losses and loss adjustment expenses	131,494	-	-	131,494
Acquisition expenses	34,229	-	(13)	34,216
Operating expenses	15,467	29,322	4,891	49,680
Dividends to policyholders	2,375	-	-	2,375
Total losses and expenses	183,565	29,322	4,878	217,765

Operating income (loss) before income taxes
and interest expense	25,362	3,387	(5,362)	23,387

Interest expense	402	-	5,073	5,475

Pre-tax operating income (loss)	$24,960	$3,387	$(10,435)	17,912

Net realized investment gains				2,946

Pre-tax income				$20,858

1			Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended June 30, 2009
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$113,566	$-	$(142)	$113,424

Net Premiums Written	$80,444	$-	$(142)	$80,302

Revenues:
Net premiums earned	$107,091	$-	$(142)	$106,949
Claims service revenues	-	17,122	(287)	16,835
Commission income	-	2,132	(15)	2,117
Net investment income	9,502	101	(42)	9,561
Other revenues	-	167	23	190
Total operating revenues	116,593	19,522	(463)	135,652

Losses and Expenses:
Losses and loss adjustment expenses	73,494	-	-	73,494
Acquisition expenses	19,529	-	(21)	19,508
Operating expenses	11,151	17,997	2,392	31,540
Dividends to policyholders	2,311	-	-	2,311
Total losses and expenses	106,485	17,997	2,371	126,853

Operating income (loss) before income taxes
and interest expense	10,108	1,525	(2,834)	8,799

Interest expense	143	-	2,333	2,476

Pre-tax operating income (loss)	$9,965	$1,525	$(5,167)	6,323

Net realized investment losses				(472)

Pre-tax income				$5,851

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended June 30, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$101,786	$-	$(127)	$101,659

Net Premiums Written	$79,273	$-	$(127)	$79,146

Revenues:
Net premiums earned	$103,047	$-	$(127)	$102,920
Claims service revenues	-	13,213	(276)	12,937
Commission income	-	2,644	(13)	2,631
Net investment income	8,943	118	(21)	9,040
Other revenues	2,120	82	12	2,214
Total operating revenues	114,110	16,057	(425)	129,742

Losses and Expenses:
Losses and loss adjustment expenses	71,572	-	-	71,572
Acquisition expenses	19,537	-	(13)	19,524
Operating expenses	9,979	14,856	2,512	27,347
Dividends to policyholders	1,493	-	-	1,493
Total losses and expenses	102,581	14,856	2,499	119,936

Operating income (loss) before income taxes
and interest expense	11,529	1,201	(2,924)	9,806

Interest expense	188	-	2,500	2,688

Pre-tax operating income (loss)	$11,341	$1,201	$(5,424)	7,118

Net realized investment losses				(572)

Pre-tax income				$6,546

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2008	2008	2008	2009	2009	2009	2008	Quarter	Months

Gross Premiums Written	$101,786	$151,620	$132,340	$164,218	$113,566	$277,784	$245,449	11.6%	13.2%

Net Premiums Written	$79,273	$124,117	$97,436	$118,126	$80,444	$198,570	$193,178	1.5%	2.8%

Revenues:
Net premiums earned	$103,047	$98,096	$103,850	$105,078	$107,091	$212,169	$188,765	3.9%	12.4%
Net investment income	8,943	8,776	8,613	8,466	9,502	17,968	18,042	6.3%	-0.4%
Other revenues	2,120	-	18	-	-	-	2,120	NM	NM
Total operating revenues	114,110	106,872	112,481	113,544	116,593	230,137	208,927	2.2%	10.2%

Losses and Expenses:
Losses and loss adjustment expenses	71,572	68,660	70,671	75,775	73,494	149,269	131,494	2.7%	13.5%
Acquisition expenses	19,537	15,923	16,549	17,217	19,529	36,746	34,229	0.0%	7.4%
Operating expenses	9,979	7,604	13,875	4,559	11,151	15,710	15,467	11.7%	1.6%
Dividends to policyholders	1,493	1,169	2,762	646	2,311	2,957	2,375	54.8%	24.5%
Total losses and expenses	102,581	93,356	103,857	98,197	106,485	204,682	183,565	3.8%	11.5%

Operating income before income taxes and interest expense	11,529	13,516	8,624	15,347	10,108	25,455	25,362	-12.3%	0.4%

Interest expense	188	191	196	160	143	303	402	-23.9%	-24.6%

Pre-tax operating income	$11,341	$13,325	$8,428	$15,187	$9,965	$25,152	$24,960	-12.1%	0.8%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	2nd Quarter 2008	3rd Quarter 2008	4th Quarter 2008	1st Quarter 2009	2nd Quarter 2009	Six Months 2009	Six Months 2008	Point Chg. 2nd Quarter Better (Worse)	Point Chg. Six Months Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	69.4%	70.0%	68.1%	72.1%	68.6%	70.4%	69.6%	0.8	(0.8)

Expense ratio:
Acquisition expenses	19.0%	16.2%	15.9%	16.4%	18.2%	17.3%	18.1%	0.8	0.8
Operating expenses	9.7%	7.8%	13.3%	4.4%	10.4%	7.4%	8.2%	(0.7)	0.8
Total expense ratio	28.7%	24.0%	29.2%	20.8%	28.6%	24.7%	26.3%	0.1	1.6

Policyholders' dividend ratio	1.4%	1.2%	2.7%	0.6%	2.2%	1.4%	1.3%	(0.8)	(0.1)
Combined ratio	99.5%	95.2%	100.0%	93.5%	99.4%	96.5%	97.2%	0.1	0.7

Net investment income ratio	-8.7%	-8.9%	-8.3%	-8.1%	-8.9%	-8.5%	-9.6%	0.2	(1.1)
Operating ratio	90.8%	86.3%	91.7%	85.4%	90.5%	88.0%	87.6%	0.3	(0.4)

PMA Capital Corporation
Components of Direct Premiums Written - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	Six	Twelve
	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2007	2007	2007	2007

Direct premium production	$143,389	$96,316	$137,144	$83,103	$239,705	$459,952
Fronting premiums	18,401	14,936	13,707	12,796	33,337	59,840
Premium adjustments	(859)	(134)	(4,149)	(4,327)	(993)	(9,469)
Direct premiums written	$160,931	$111,118	$146,702	$91,572	$272,049	$510,323

	1st	2nd	3rd	4th	Six	Twelve
	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2008	2008	2008	2008

Direct premium production	$146,608	$96,736	$150,547	$112,296	$243,344	$506,187
Fronting premiums	8,143	2,113	2,776	21,800	10,256	34,832
Premium adjustments	(14,198)	370	(5,008)	(4,261)	(13,828)	(23,097)
Direct premiums written	$140,553	$99,219	$148,315	$129,835	$239,772	$517,922

	1st	2nd			Six
	Quarter	Quarter			Months
	2009	2009			2009

Direct premium production	$147,367	$102,212			$249,579
Fronting premiums	19,622	9,677			29,299
Premium adjustments	(4,876)	(2,753)			(7,629)
Direct premiums written	$162,113	$109,136			$271,249

PMA Capital Corporation
Statements of Operations - Fee-based Business 1
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2008	2008	2008	2009	2009	2009	2008	Quarter	Months

Revenues:
Claims service revenues	$13,213	$15,951	$17,029	$15,995	$17,122	$33,117	$25,321	29.6%	30.8%
Commission income	2,644	2,662	2,848	3,475	2,132	5,607	6,925	-19.4%	-19.0%
Net investment income	118	118	143	86	101	187	279	-14.4%	-33.0%
Other revenues	82	91	59	170	167	337	184	NM	83.2%
Total operating revenues	16,057	18,822	20,079	19,726	19,522	39,248	32,709	21.6%	20.0%

Expenses:
Operating expenses	14,856	16,893	18,190	17,713	17,997	35,710	29,322	21.1%	21.8%
Total expenses	14,856	16,893	18,190	17,713	17,997	35,710	29,322	21.1%	21.8%

Pre-tax operating income	$1,201	$1,929	$1,889	$2,013	$1,525	$3,538	$3,387	27.0%	4.5%

1	Beginning in the third quarter of 2008, the operating results for this segment also include those of PMA Management Corp. of New England, which was acquired by the Company on June 30, 2008.

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2008	2008	2008	2009	2009	2009	2008	Quarter	Months

Gross Premiums Written	$(127)	$(122)	$(123)	$(148)	$(142)	$(290)	$(249)	-11.8%	-16.5%

Net Premiums Written	$(127)	$(122)	$(123)	$(148)	$(142)	$(290)	$(249)	-11.8%	-16.5%

Revenues:
Net premiums earned	$(127)	$(122)	$(123)	$(148)	$(142)	$(290)	$(249)	-11.8%	-16.5%
Claims service revenues	(276)	(255)	(244)	(311)	(287)	(598)	(432)	-4.0%	-38.4%
Commission income	(13)	(25)	(13)	(12)	(15)	(27)	(13)	-15.4%	NM
Net investment income	(21)	(24)	(32)	(95)	(42)	(137)	154	NM	NM
Other revenues	12	34	279	6	23	29	56	91.7%	-48.2%
Total operating revenues	(425)	(392)	(133)	(560)	(463)	(1,023)	(484)	-8.9%	NM

Expenses:
Acquisition expenses	(13)	(25)	(28)	(19)	(21)	(40)	(13)	-61.5%	NM
Operating expenses	2,512	2,409	2,314	2,113	2,392	4,505	4,891	-4.8%	-7.9%
Total expenses	2,499	2,384	2,286	2,094	2,371	4,465	4,878	-5.1%	-8.5%

Operating loss before income taxes
and interest expense	(2,924)	(2,776)	(2,419)	(2,654)	(2,834)	(5,488)	(5,362)	3.1%	-2.3%

Interest expense	2,500	2,543	2,478	2,346	2,333	4,679	5,073	-6.7%	-7.8%

Pre-tax operating loss	$(5,424)	$(5,319)	$(4,897)	$(5,000)	$(5,167)	$(10,167)	$(10,435)	4.7%	2.6%

PMA Capital Corporation
Statements of Operations - Discontinued Operations
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2008	2008	2008	2009	2009	2009	2008	Quarter	Months

Gross Premiums Written	$(214)	$417	$3	$466	$2,093	$2,559	$2,117	NM	20.9%

Net Premiums Written	$(227)	$167	$2	$(87)	$1,798	$1,711	$2,212	NM	-22.6%

Revenues:
Net premiums earned	$11	$517	$145	$617	$1,673	$2,290	$1,037	NM	NM
Net investment income	(451)	(663)	1,546	(878)	(937)	(1,815)	(323)	NM	NM
Total operating revenues	(440)	(146)	1,691	(261)	736	475	714	NM	-33.5%

Losses and Expenses:
Losses and loss adjustment expenses	550	10,201	4,226	129	1,910	2,039	9,830	NM	-79.3%
Acquisition expenses	168	(146)	339	1,199	120	1,319	253	-28.6%	NM
Operating expenses	1,952	2,054	2,228	2,577	2,397	4,974	4,734	22.8%	5.1%
Impairment charge / valuation adjustment	(3,550)	(8,594)	8,722	(4,387)	(2,172)	(6,559)	(10,030)	38.8%	34.6%
Total losses and expenses	(880)	3,515	15,515	(482)	2,255	1,773	4,787	NM	-63.0%

Pre-tax operating income (loss) from discontinued operations	440	(3,661)	(13,824)	221	(1,519)	(1,298)	(4,073)	NM	68.1%

Income tax expense (benefit)	154	(1,281)	(4,838)	77	(530)	(453)	(1,426)	NM	68.2%

After-tax operating income (loss) from discontinued operations	286	(2,380)	(8,986)	144	(989)	(845)	(2,647)	NM	68.1%

Realized gains (losses) after tax	(474)	70	1,146	(230)	(176)	(406)	20	62.9%	NM

Loss from discontinued operations	$(188)	$(2,310)	$(7,840)	$(86)	$(1,165)	$(1,251)	$(2,627)	NM	52.4%

Note: The net results from discontinued operations are reported as a separate line item below "Income from continuing operations" in the consolidated statements of operations.

PMA Capital Corporation
Operating Cash Flows - Consolidated
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2008	2009	2009	2009	2008

Receipts:
Premiums collected	$94,883	$112,274	$96,678	$109,089	$96,214	$205,303	$188,105
Claims service, commissions and other revenues	16,180	22,643	16,251	22,276	18,203	40,479	30,277
Investment income received	9,418	9,688	9,172	9,789	9,164	18,953	20,041
Total receipts	120,481	144,605	122,101	141,154	123,581	264,735	238,423

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	17,075	25,618	30,952	5,265	18,874	24,139	22,066
Losses and LAE paid - prior years	54,638	46,851	41,207	61,152	63,486	124,638	116,215
Total losses and LAE paid	71,713	72,469	72,159	66,417	82,360	148,777	138,281
Operating expenses paid	43,369	43,785	37,866	46,907	41,332	88,239	88,335
Commissions and premiums paid	2,117	3,387	580	1,680	2,090	3,770	3,039
Policyholders' dividends paid	1,882	1,663	1,592	863	2,401	3,264	3,020
Interest on corporate debt	2,680	2,700	2,645	2,526	2,437	4,963	5,606
Total disbursements	121,761	124,004	114,842	118,393	130,620	249,013	238,281

Net other	12,080	(6,158)	(691)	(629)	(1,459)	(2,088)	6,443

Net operating cash flows from continuing operations	10,800	14,443	6,568	22,132	(8,498)	13,634	6,585
Net operating cash flows from discontinued operations	(23,228)	(13,236)	(20,948)	(14,742)	(25,656)	(40,398)	(54,573)
Net operating cash flows	$(12,428)	$1,207	$(14,380)	$7,390	$(34,154)	$(26,764)	$(47,988)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2008	2009	2009	2009	2008

Receipts:
Premiums collected	$94,883	$112,274	$96,678	$109,089	$96,214	$205,303	$188,105
Investment income received	9,300	9,570	9,029	9,703	9,062	18,765	19,762
Total receipts	104,183	121,844	105,707	118,792	105,276	224,068	207,867

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	17,075	25,618	30,952	5,265	18,874	24,139	22,066
Losses and LAE paid - prior years	54,638	46,851	41,207	61,152	63,486	124,638	116,215
Total losses and LAE paid	71,713	72,469	72,159	66,417	82,360	148,777	138,281
Operating expenses paid	28,756	26,531	23,391	30,060	27,192	57,252	61,210
Policyholders' dividends paid	1,882	1,663	1,592	863	2,401	3,264	3,020
Interest on corporate debt	186	192	185	194	144	338	431
Total disbursements	102,537	100,855	97,327	97,534	112,097	209,631	202,942

Net other	10,964	(6,659)	(18,635)	(1,205)	501	(704)	7,552

Net operating cash flows	$12,610	$14,330	$(10,255)	$20,053	$(6,320)	$13,733	$12,477

PMA Capital Corporation
Operating Cash Flows - Fee-based Business 1
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2008	2009	2009	2009	2008

Receipts:
Claims service, commissions and other revenues	$16,180	$22,643	$16,251	$22,276	$18,203	$40,479	$30,277
Investment income received	118	118	143	86	102	188	279
Total receipts	16,298	22,761	16,394	22,362	18,305	40,667	30,556

Disbursements:
Operating expenses paid	14,613	17,254	14,475	16,847	14,140	30,987	27,125
Commissions and premiums paid	2,117	3,387	580	1,680	2,090	3,770	3,039
Total disbursements	16,730	20,641	15,055	18,527	16,230	34,757	30,164

Net other	(3,003)	970	3,850	(242)	(3,644)	(3,886)	(2,026)

Net operating cash flows	$(3,435)	$3,090	$5,189	$3,593	$(1,569)	$2,024	$(1,634)

1	Beginning in the third quarter of 2008, the operating cash flows for this segment also include those of PMA Management Corp. of New England, which was acquired by the Company on June 30, 2008.

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2009	20091

PMA Pool 2	$352,096	$336,368	$332,915	$337,495	$373,654	3
PMA Capital Insurance Company	37,838	26,143	34,468	29,252	26,446

PMA Capital Corporation
Statutory Financial Information - PMA Pool 2
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2008	2009	20091	20091	2008

Net Premiums Written:
Workers' Compensation	$71,998	$107,446	$87,722	$101,891	$72,181	$174,072	$175,016
Other Commercial Lines	9,079	8,692	8,154	13,487	8,403	21,890	19,884
Total - PMA Pool	$81,077	$116,138	$95,876	$115,378	$80,584	$195,962	$194,900

Statutory Ratios:
Loss and LAE ratio	69.5%	69.4%	67.7%	71.6%	51.8%	61.5%	69.5%
Underwriting expense ratio	32.1%	22.1%	26.9%	21.1%	30.7%	25.1%	25.2%
Policyholders' dividend ratio	1.5%	1.4%	3.3%	1.2%	1.2%	1.2%	1.4%
Combined ratio	103.1%	92.9%	97.9%	93.9%	83.7%	87.8%	96.1%
Operating ratio	94.4%	84.0%	89.5%	85.8%	75.0%	79.4%	86.5%

1	Estimated.
2	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
3
The increase in statutory surplus during the second quarter of 2009 related primarily to statutory net income, which included a benefit from the commutation of a reinsurance agreement with an affiliated entity.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	William E. Hitselberger
Shareholder Relations	Chief Financial Officer
59 Maiden Lane – Plaza Level	610.397.5083
New York, NY 10038	email: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	email: investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 7/31/2009):

	A.M. Best	Fitch	Moody's
PMA Pool 1	A- (4th of 16)	BBB+ (8th of 21)	Baa3 (10th of 21)
PMA Capital Insurance Company 2	C++ (9th of 16)	Not Rated	Not Rated

1 The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.

2  In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company.  The reinsurance business is in run-off.  On April 1, 2008, we announced that we executed a definitive stock purchase agreement to sell our Run-off Operations to Armour Reinsurance Group Limited.  The closing of the sale and transfer of ownership are currently pending approval by the Pennsylvania Insurance Department.